UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2018

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 10, 2018, The Williams Companies, Inc., a Delaware corporation (“WMB”), completed the previously announced merger of Williams Partners L.P., a Delaware limited partnership (“WPZ”), and SCMS LLC, a Delaware limited liability company and a wholly owned subsidiary of WMB (“Merger Sub”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated May 16, 2018, by and among WPZ, WMB, Merger Sub, and WPZ GP LLC, a Delaware limited liability company and the general partner of WPZ (“WPZ General Partner”), whereby Merger Sub merged with and into WPZ with WPZ continuing as the sole surviving entity and a wholly owned subsidiary of WMB (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger each outstanding common unit representing limited partner interests in WPZ (the “WPZ Common Units”) that was held by a unitholder other than WMB and any entities that are partially or wholly owned, directly or indirectly, by WMB, including Merger Sub, Williams Gas Pipeline Company, LLC, a Delaware limited liability company and wholly owned subsidiary of WMB (“Williams Gas Pipeline”), and WPZ, was cancelled and each holder became entitled to receive 1.494 shares of validly issued, fully paid and non-assessable WMB common stock, par value $1.00 per share (the “WMB Common Stock”) for each WPZ Common Unit that such holder owned at the effective time of the Merger.

Immediately following the Merger, each of the WPZ General Partner, WPZ and Williams Gas Pipeline merged with and into WMB, with WMB continuing as the sole surviving entity (the “Subsequent Merger”).

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures

On August 10, 2018, following the consummation of the Subsequent Merger, WMB entered into:

•

the Eleventh Supplemental Indenture, dated as of August 10, 2018 (the “November 2010 WPZ Indenture Supplemental Indenture”), between WMB and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), to the Indenture, dated as of November 9, 2010 (as previously supplemented, the “November 2010 WPZ Indenture”), between WPZ and the Trustee, governing WPZ’s 4.125% Senior Notes due 2020, 4.00% Senior Notes due 2021, 3.35% Senior Notes due 2022, 4.500% Senior Notes due 2023, 5.800% Senior Notes due 2043, 4.300% Senior Notes due 2024, 5.400% Senior Notes due 2044, 3.90% Senior Notes due 2025, 4.90% Senior Notes due 2045, 3.60% Senior Notes due 2022, 4.00% Senior Notes due 2025, 3.750% Senior Notes due 2027, 5.10% Senior Note due 2045 and 4.850% Senior Notes due 2048; and

•

the Second Supplemental Indenture, dated as of August 10, 2018 (the “February 2010 WPZ Indenture Supplemental Indenture”), between WMB and the Trustee, to the Indenture, dated as of February 9, 2010 (as previously supplemented, the “February 2010 WPZ Indenture”), between WPZ and the Trustee, governing WPZ’s 5.250% Senior Notes due 2020 and 6.300% Senior Notes due 2040.

Pursuant to the terms of the November 2010 WPZ Indenture Supplemental Indenture and the February 2010 WPZ Indenture Supplemental Indenture (collectively, the “WPZ Indenture Supplemental Indentures”), WMB assumed all of the obligations of WPZ under the November 2010 WPZ Indenture and the February 2010 WPZ Indenture, respectively, and under the applicable notes issued thereunder. Copies of each of the November 2010 WPZ Indenture Supplemental Indenture and the February 2010 WPZ Indenture Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The foregoing description of the WPZ Indenture Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the applicable WPZ Indenture Supplemental Indenture.

Commercial Paper Program

On August 10, 2018, following the consummation of the Subsequent Merger, WMB entered into a $4.0 billion commercial paper program (the “CP Program”), pursuant to which WMB may issue short-term, unsecured commercial paper notes (the “CP Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the

“Securities Act”). Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $4.0 billion. The net proceeds of issuances of the CP Notes are expected to be used to fund planned capital expenditures and for other general corporate purposes. WMB’s Credit Agreement, dated as of July 13, 2018, by and among WMB, Northwest Pipeline LLC, a Delaware limited liability company (“Northwest”), Transcontinental Gas Pipeline Company, LLC, a Delaware limited liability company (“Transco”), the lenders named therein and Citibank, N.A. (“Citi”), as administrative agent (the “New Credit Agreement”), is available to repay the CP Notes, if necessary.

The maturities of the CP Notes will vary but may not exceed 397 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be sold at par and bear varying interest rates on a fixed or floating basis.

Six commercial paper dealers will each act as a dealer under the CP Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between WMB and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

Each Dealer Agreement provides the terms under which the respective Dealer will either purchase from us or arrange for the sale by us of the CP Notes pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions; a form of Dealer Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The description above is a summary of the CP Program and is qualified in its entirety by the terms of the CP Program as set forth in the form of Dealer Agreement.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to WMB and its affiliates for which they have received or will receive customary fees and expenses.

The CP Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Equity Distribution Agreement

On August 10, 2018, WMB entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (each a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Equity Distribution Agreement, WMB may issue and sell from time to time through or to the Managers, as sales agents or principals, shares of WMB Common Stock having an aggregate offering price of up to $1.0 billion.

Pursuant to the Equity Distribution Agreement, sales, if any, of the WMB Common Stock will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or any other national securities exchange or quotation service on which the WMB Common Stock may be listed or quoted at the time of sale and at market prices, in block transactions or as otherwise agreed to between WMB and one or more of the Managers. The Equity Distribution Agreement provides that a Manager, when it is acting as WMB’s sales agent, will be entitled to a commission of up to 2.0% of the gross sales price per share of WMB Common Stock sold through such Manager, depending upon the number of shares of WMB Common Stock sold. WMB may also sell shares of WMB Common Stock to a Manager purchasing as principal for its own account at a price agreed upon at the time of sale. Any sale of shares of WMB Common Stock to a Manager purchasing as principal may be made pursuant to the terms of a separate terms agreement (the “Terms Agreement”) between WMB and the relevant Manager. WMB has no obligation to offer or sell any shares of WMB Common Stock under the Equity Distribution Agreement, and may at any time suspend any offers and sales under the Equity Distribution Agreement. A copy of the Equity Distribution Agreement, including a form of Terms Agreement as an annex thereto, is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The WMB Common Stock will be issued pursuant to WMB’s registration statement on Form S-3 (File No. 333-223149). WMB filed a prospectus supplement dated August 10, 2018 with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of WMB Common Stock in connection with the Equity Distribution Agreement.

From time to time, one or more of the Managers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to WMB and its affiliates for which they have received or will receive customary fees and expenses.

The summary of the Equity Distribution Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. The legal opinion of Gibson, Dunn & Crutcher LLP relating to the WMB Common Stock to be issued pursuant to the Equity Distribution Agreement is included as Exhibit 5.1 hereto.

Item 1.02. Termination of a Material Definitive Agreement.

On August 10, 2018, WMB terminated the Second Amended & Restated Credit Agreement, dated as of February 2, 2015, by and among WMB, Citi, as administrative agent, and the lenders named therein, subject to survival of any provisions which by their terms survive the termination.

Also on August 10, 2018, WPZ, Northwest and Transco terminated the Second Amended & Restated Credit Agreement, dated as of February 2, 2015, by and among WPZ, Northwest, Transco, Citi, as administrative agent, and the lenders named therein, subject to survival of any provisions which by their terms survive the termination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Merger Agreement and the Merger in the Introductory Note is hereby incorporated into this Item 2.01 by reference.

The description of the Merger and the Merger Agreement in the Introductory Note does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to WMB’s Current Report on Form 8-K filed with the SEC on May 17, 2018, and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 10, 2018, WMB entered into the CP Program. The description of the CP Program under Item 1.01 is incorporated into this Item 2.03 by reference.

On August 10, 2018, upon completion of the Merger, the obligations of the lenders and letter of credit issuer under the New Credit Agreement became effective. The New Credit Agreement was filed as Exhibit 10.1 to WMB’s Current Report on Form 8-K filed with the SEC on July 17, 2018.

On August 10, 2018, following the consummation of the Subsequent Merger, WMB entered into the WPZ Indenture Supplemental Indentures. The description of the WPZ Indenture Supplemental Indentures under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included under Item 1.01 with respect to the WPZ Indenture Supplemental Indentures and under Item 5.03 with respect to the Charter Amendment is hereby incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2018, in connection with the Merger, WMB amended its Amended and Restated Certificate of Incorporation (the “WMB Charter”) to increase the number of authorized shares of capital stock from 990,000,000 shares to 1,500,000,000 shares, consisting of 1,470,000,000 shares of WMB Common Stock and 30,000,000 shares of WMB preferred stock, par value $1.00 per share (the “Charter Amendment”). This amendment was approved by the WMB stockholders at the Special Meeting (defined below).

The description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

WMB held a Special Meeting of stockholders on August 9, 2018 (the “Special Meeting”). At the Special Meeting, the WMB stockholders were requested to consider and vote upon: (1) a proposal to adopt an amendment to the WMB Charter to increase the number of authorized shares of capital stock from 990,000,000 shares to 1,500,000,000 shares, consisting of 1,470,000,000 shares of WMB Common Stock and 30,000,000 shares of WMB preferred stock, par value $1.00 per share (the “Charter Amendment Proposal”), (2) a proposal to approve, subject to and conditioned upon the effectiveness of the Charter Amendment, the issuance of WMB Common Stock in the Merger pursuant to the Merger Agreement (the “Stock Issuance Proposal”), and (iii) a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the Stock Issuance Proposal (the “Adjournment Proposal”). A total of 827,957,583 shares of WMB Common Stock were entitled to vote as of July 9, 2018, the record date for the Special Meeting. There were 676,880,981 shares present, in person or by proxy, at the Special Meeting (or approximately 82% of the outstanding shares).

The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in WMB’s definitive proxy statement filed on July 12, 2018:

1.	Charter Amendment Proposal:

FOR	AGAINST	ABSTAIN	NON-VOTES
672,227,262	2,934,371	1,719,348	0

2.	Stock Issuance Proposal:

FOR	AGAINST	ABSTAIN	NON-VOTES
672,981,498	2,010,993	1,888,490	0

3.	Adjournment Proposal:

FOR	AGAINST	ABSTAIN	NON-VOTES
627,258,763	47,726,740	1,895,478	0

Item 7.01. Regulation FD Disclosure.

On August 9, 2018, WMB and WPZ issued a joint press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 10, 2018, WMB and WPZ issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated August 10, 2018, between The Williams Companies, Inc. and Citigroup Global Markets Inc., Barclays Capital Inc., CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC.

2.1*	Agreement and Plan of Merger dated as of May 16, 2018, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P., and WPZ GP LLC (filed on May 17, 2018 as Exhibit 2.1 to The Williams Companies, Inc.’s Current Report on Form 8-K (File No. 001-04174) and incorporated herein by reference).

3.1	Certificate of Amendment dated August 10, 2018.

4.1	Eleventh Supplemental Indenture, dated as of August 10, 2018, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.2	Second Supplemental Indenture, dated as of August 10, 2018, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

10.1	Form of Commercial Paper Dealer Agreement, dated as of August 10, 2018, between The Williams Companies, Inc., as Issuer, and the Dealer party thereto.

99.1	Press Release, dated August 9, 2018.

99.2	Press Release, dated August 10, 2018.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Joshua H. De Rienzis
Joshua H. De Rienzis Corporate Secretary

DATED: August 10, 2018